UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2020
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALIM	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.
On April 29, 2020, Alimera Sciences, Inc. (“Alimera”) issued a press release regarding its results of operations and financial condition for the first quarter ended March 31, 2020 as well as a corporate update. On April 30, 2020 at 9:00 A.M. ET, Alimera will host a conference call and a live webcast on the Investor Relations section of its corporate website at www.alimerasciences.com. During the conference call, Alimera’s executives will discuss its financial results for the first quarter ended March 31, 2020 and provide commercial and other corporate updates, including the impact of COVID-19 on Alimera. The full text of the press release, which includes information regarding Alimera’s use of a non-GAAP financial measure, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In the press release, we included the following statement: “End user demand, which represents units purchased by physicians and pharmacies from Alimera’s U.S. distributors, decreased in Q1 2020 to 855 units compared to 973 units in Q1 2019 due to the impact from the COVID-19 virus pandemic late in the first quarter, as well as a temporary shortage in stock in the U.S. in the first quarter.” The reference to “973 units” in this sentence should have been to “939 units.”
Various statements made during the conference call and webcast will or may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, Alimera’s expectations regarding (a) its plans to prepare for, and its intentions to maximize, its business performance once the pandemic has abated, (b) sales of ILUVIEN® in the second quarter, (c) the continuance of the current circumstances for patient visits with their physicians and the effects of those circumstances, (d) the sufficiency of Alimera’s inventory and supply chain to meet demand for ILUVIEN, (e) opportunities for the sale of ILUVIEN when patient visits resume at a more normal level (and if a second wave of COVID-19 infection occurs), (f) the adoption by physicians of a therapy like ILUVIEN that requires fewer office visits than short-acting treatments, (g) Alimera’s modification of its operational activities and the effect of those modifications, (h) Alimera’s intention to retain its personnel to serve physicians when access is restored, and (i) its corporate priorities for growth and expansion. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change them, and could cause actual results to differ materially from those projected in the forward-looking statements. Meaningful factors that could cause actual results to differ include, but are not limited to,

•
uncertainty about the impact of COVID on Alimera’s revenue, the duration of the pandemic, Alimera’s ability to manage its expenses and whether it can manage those expenses sufficiently to mitigate the loss of revenue;

•	other adverse effects of COVID-19 in the regions where Alimera has customers, employees and distributors;

•
the adverse effects of COVID-19 on sales of ILUVIEN resulting from (a) limitations on in-person access to physicians and (b) the unwillingness of patients, many of whom suffer from diabetic macular edema, to visit their physicians in person due to their fear of contracting COVID-19;

•	Alimera’s ability retain its personnel, given the uncertain COVID-19 environment and the currently decreased level of sales of ILUVIEN;

•
the effects of limitations on travel within and between the countries in which Alimera markets and sells ILUVIEN, as well as various types of “shelter in place” orders, which have curtailed our in-person marketing activities;

•
the possibility that Alimera may fail to plan appropriately to meet the demand of its customers for ILUVIEN, which could lead either to (a) ILUVIEN being out of stock or (b) Alimera’s investment of a greater amount of cash in inventory than needed; or

other unexpected circumstances, and other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera’s Annual Report on Form 10-K for the year ended December 31, 2019, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at http://www.sec.gov. Additional factors will also be described in those sections of Alimera’s Quarterly Report on Form 10-Q for the first quarter of 2020, to be filed with the SEC soon.
In addition to the risks described above and in Alimera’s reports and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera’s results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. All forward-looking statements contained in the conference call and webcast and in the press release are expressly qualified by the cautionary statements contained or referred to herein. These forward-looking statements speak only as of the date of the conference call and webcast and the press release (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.
The information in Item 2.02 of this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD.
The conference call and webcast, and the press release, include or will include a non-GAAP financial measure, Adjusted EBITDA. A reconciliation of this non-GAAP financial measure to the comparable measure calculated and presented in accordance with GAAP is included in Alimera’s press release issued April 29, 2020 and attached hereto as Exhibit 99.1.
The information in this Current Report on Form 8-K under Item 7.01 is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Alimera Sciences, Inc. dated April 29, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: April 29, 2020	By:	/s/ J. Philip Jones
	Name:	J. Philip Jones
	Title:	Chief Financial Officer

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